Exhibit 24


                                POWER OF ATTORNEY
                                _________________


          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1994, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of December, 1994.



                                          /s/  William J. Alley
                                        _______________________________ (SEAL)
                                               William J. Alley


Subscribed and sworn to
before me this 6th day
of December, 1994.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1995













                                POWER OF ATTORNEY
                                _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1994, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of December, 1994.



                                            /s/  John L. Heath
                                        _______________________________ (SEAL)
                                                 John L. Heath


Subscribed and sworn to
before me this 6th day
of December, 1994.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1995













                                POWER OF ATTORNEY
                                _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1994, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of December, 1994.



                                          /s/  Gordon R. Lohman
                                        _______________________________ (SEAL)
                                               Gordon R. Lohman


Subscribed and sworn to
before me this 6th day
of December, 1994.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1995













                                POWER OF ATTORNEY
                                _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1994, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of December, 1994.



                                          /s/  Hanne M. Merriman
                                        _______________________________ (SEAL)
                                               Hanne M. Merriman


Subscribed and sworn to
before me this 6th day
of December, 1994.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1995













                                POWER OF ATTORNEY
                                _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1994, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of December, 1994.



                                          /s/  Donald G. Raymer
                                        _______________________________ (SEAL)
                                               Donald G. Raymer


Subscribed and sworn to
before me this 6th day
of December, 1994.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1995













                                POWER OF ATTORNEY
                                _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1994, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of December, 1994.



                                          /s/  Thomas L. Shade
                                        _______________________________ (SEAL)
                                               Thomas L. Shade


Subscribed and sworn to
before me this 6th day
of December, 1994.


  /s/ Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1995













                                POWER OF ATTORNEY
                                _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1994, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of December, 1994.



                                          /s/  James W. Wogsland
                                        _______________________________ (SEAL)
                                               James W. Wogsland


Subscribed and sworn to
before me this 6th day
of December, 1994.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1995








